UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016 (October 28, 2016)

BLACKROCK ENERGY AND RESOURCES TRUST

(Exact Name of Registrant as Specified in Charter)

DELAWARE	811-21656	20-1879222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices, including zip code)

(212) 810-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 28, 2016, the Board of Trustees of BlackRock Energy and Resources Trust (the “Fund”) amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”) to amend Article I, Section 11 of the bylaws relating to the election of Trustees. The Amended and Restated Bylaws were deemed effective October 28, 2016. A copy of the Amended and Restated Bylaws is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of BlackRock Energy and Resources Trust, effective as of October 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK ENERGY AND RESOURCES TRUST

By:	/S/ JANEY AHN
Name:	Janey Ahn
Title:	Secretary

DATE: October 28, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of BlackRock Energy and Resources Trust, effective as of October 28, 2016

4